UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

GARMIN LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required
Fee paid previously with preliminary materials
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! GARMIN LTD. 2026 Annual General Meeting Vote by June 3, 2026 11:59 PM ET. For shares held in a Plan, vote by June 1, 2026 11:59 PM ET. GARMIN LTD. 1200 EAST 151 STREET OLATHE, KS 66062-3426 ATTN: JOSHUA MAXFIELD V89862-P48524 You invested in GARMIN LTD. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 5, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Meeting Information* June 5, 2026 17:00 Central European Summer Time Offices of Bär & Karrer Brandschenkestrasse 90 CH-8002 Zurich, Switzerland *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Approval of Garmin’s 2025 Annual Report, including the consolidated financial statements of Garmin for the fiscal year ended December 27, 2025 and the statutory financial statements of Garmin for the fiscal year ended December 27, 2025 For 2. Approval of the appropriation of available earnings For 3. Approval of the payment of a cash dividend in the aggregate amount of $4.20 per outstanding share out of Garmin’s reserve from capital contribution in four equal installments For 4. Discharge of the members of the Board of Directors and the Executive Management from liability for the fiscal year ended December 27, 2025 For 5. Re-election of six directors 5a. Susan M. Ball For 5b. Jonathan C. Burrell For 5c. Joseph J. Hartnett For 5d. Min H. Kao For 5e. Catherine A. Lewis For 5f. Clifton A. Pemble For 6. Re-election of Min H. Kao as Executive Chairman For 7. Re-election of four Compensation Committee members 7a. Susan M. Ball For 7b. Jonathan C. Burrell For 7c. Joseph J. Hartnett For 7d. Catherine A. Lewis For 8. Re-election of Wuersch & Gering LLP as independent voting rights representative For 9. Ratification of the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the fiscal year ending December 26, 2026 and re-election of Ernst & Young Ltd as Garmin’s statutory auditor for another one-year term For 10. Advisory vote to approve the compensation of Garmin’s Named Executive Officers For 11. Advisory vote on the Swiss Statutory Compensation Report For 12. Vote on the Swiss Statutory Non-Financial Matters Report For 13. Binding vote to approve Fiscal Year 2027 maximum aggregate compensation for the Executive Management For 14. Binding vote to approve maximum aggregate compensation for the Board of Directors for the period between the 2026 annual general meeting and the 2027 annual general meeting For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V89863-P48524

GARMIN LTD.
1200 EAST 151 STREET
OLATHE, KS 66062-3426
ATTN: JOSHUA MAXFIELD

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 3, 2026 for shares held directly and by 11:59 p.m. Eastern Time on June 1, 2026 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 3, 2026 for shares held directly and by 11:59 p.m. Eastern Time on June 1, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V89577-P48524

GARMIN LTD.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4, 9, 10, 11, 12, 13 and 14. The Board of Directors recommends a vote FOR the nominees listed in Proposals 5, 6, 7 and 8.

		For	Against	Abstain
1.	Approval of Garmin's 2025 Annual Report, including the consolidated financial statements of Garmin for the fiscal year ended December 27, 2025 and the statutory financial statements of Garmin for the fiscal year ended December 27, 2025	☐	☐	☐
2.	Approval of the appropriation of available earnings	☐	☐	☐
3.	Approval of the payment of a cash dividend in the aggregate amount of $4.20 per outstanding share out of Garmin's reserve from capital contribution in four equal installments	☐	☐	☐
4.	Discharge of the members of the Board of Directors and the Executive Management from liability for the fiscal year ended December 27, 2025	☐	☐	☐
5.	Re-election of six directors			
5a.	Susan M. Ball	☐	☐	☐
5b.	Jonathan C. Burrell	☐	☐	☐
5c.	Joseph J. Hartnett	☐	☐	☐
5d.	Min H. Kao	☐	☐	☐
5e.	Catherine A. Lewis	☐	☐	☐
5f.	Clifton A. Pemble	☐	☐	☐
6.	Re-election of Min H. Kao as Executive Chairman	☐	☐	☐
7.	Re-election of four Compensation Committee members			
7a.	Susan M. Ball	☐	☐	☐
7b.	Jonathan C. Burrell	☐	☐	☐
7c.	Joseph J. Hartnett	☐	☐	☐
7d.	Catherine A. Lewis	☐	☐	☐

		For	Against	Abstain
8.	Re-election of Wuersch & Gering LLP as independent voting rights representative	☐	☐	☐
9.	Ratification of the appointment of Ernst & Young LLP as Garmin's Independent Registered Public Accounting Firm for the fiscal year ending December 26, 2026 and re-election of Ernst & Young Ltd as Garmin's statutory auditor for another one-year term	☐	☐	☐
10.	Advisory vote to approve the compensation of Garmin's Named Executive Officers	☐	☐	☐
11.	Advisory vote on the Swiss Statutory Compensation Report	☐	☐	☐
12.	Vote on the Swiss Statutory Non-Financial Matters Report	☐	☐	☐
13.	Binding vote to approve Fiscal Year 2027 maximum aggregate compensation for the Executive Management	☐	☐	☐
14.	Binding vote to approve maximum aggregate compensation for the Board of Directors for the period between the 2026 annual general meeting and the 2027 annual general meeting	☐	☐	☐

	For	Against	Abstain
If new or modified agenda items (other than those in the invitation to the meeting and the proxy statement) or new or modified proposals or motions with respect to those agenda items set forth in the invitation to the meeting and the proxy statement are put forth before the Annual General Meeting, you instruct the independent voting rights representative to vote your shares as follows:	☐	☐	☐

For = In accordance with the recommendations of the Board of Directors
Against = Against new or modified items and proposals
Abstain = Abstain on new or modified items and proposals

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by duly authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. PROXY – GARMIN LTD. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS ON JUNE 5, 2026 The undersigned shareholder of Garmin Ltd., a Swiss company, hereby appoints the independent voting rights representative, the law firm Wuersch & Gering LLP, or its substitute, as true and lawful agent and proxy to represent the undersigned and vote all shares of Garmin Ltd. owned by the undersigned in all matters coming before the Annual General Meeting of Shareholders (or any adjournment thereof) to be held at the offices of Bär & Karrer AG, Brandschenkestrasse 90, CH-8002 Zurich, Switzerland, on Friday, June 5, 2026, at 17:00 Central European Summer Time. This proxy, when properly executed, will be voted as specified. To the extent you do not give specific instructions, you instruct the independent voting rights representative to vote your shares for all proposals in accordance with the recommendations of the Board of Directors (i.e. FOR Proposals 1, 2, 3, 4, 9, 10, 11, 12, 13 and 14, and FOR the nominees listed in Proposals 5, 6, 7 and 8). If any modifications to agenda items or proposals identified in the invitation to the Annual General Meeting of Shareholders or other matters on which voting is permissible under Swiss law are properly presented at the Annual General Meeting for consideration, you instruct the independent voting rights representative, in the absence of other specific instructions, to vote the shares in accordance with the recommendations of the Board of Directors. Proxy cards must be signed and dated. DO NOT RETURN THIS CARD TO GARMIN LTD. AS YOUR VOTE IS CONFIDENTIAL. Continued and to be signed on reverse side